THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

SUPPLEMENT TO THE PROSPECTUSES (MAY 1, 2019)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

VARIABLE LIFE

VARIABLE COMPLIFE®

VARIABLE JOINT LIFE

VARIABLE EXECUTIVE LIFE

Effective on or about November 14, 2019, T. Rowe Price Associates, Inc. will replace Mellon Investments Corporation as sub-adviser for the Growth Stock Portfolio and any and all references to the sub-adviser shall refer to T. Rowe Price Associates, Inc. In the section titled, “The Funds – Northwestern Mutual Series Fund, Inc.”, the following table is amended to contain the following information for the Growth Stock Portfolio:

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	T. Rowe Price Associates, Inc.

This Supplement is dated September 27, 2019.